UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 27, 2001
                                -----------------
                Date of Report (Date of earliest event reported)


                            HEADWATERS INCORPORATED
                            -----------------------
             (Exact name of Registrant as specified in its charter)


            Delaware                       0-27808               87-0547337
            --------                       -------               ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

                      11778 South Election Road, Suite 210
                                Draper, UT 84020
                                ----------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (801) 984-9400
                                 ---------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events - Updated List of Risk Factors for Outstanding Effective Forms S-3 and S-8

Headwaters currently has five outstanding effective Forms S-3 (333-67371, 333-79385, 333-85753, 333-34488, and 333-36872) and three outstanding effective
Forms S-8 (333-39674, 333-39676, and 333-39678). The following list of risk factors supercedes and replaces the Risk Factors section in the Prospectus of each of these registration statements.


Risk Factors

Ongoing Financial Viability Depends on Operational Success of Licensees
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         We have licensed our technologies to a limited number of licensees. Our profitability depends on the ability of our licensees to produce and sell alternative fuel that will generate license fees to us. There are 28 alternative fuel plants that utilize our patented technologies and from which we expect to earn license fees. To date, we have earned license fees from the owners of 18 facilities, but most of the ongoing royalties we have earned to date have been generated by 8 facilities owned by three licensees. If any one of these licensees does not operate its alternative fuel plants, or operates its plants at low production levels, our revenues could be materially adversely affected.
To improve operations at each of the plants, the plant owner must produce a marketable quality of alternative fuel and successfully market the alternative fuel. In order to do so, our licensees must successfully address all operational issues including, but not limited to, feedstock availability, cost, moisture content, Btu content, correct chemical reagent formulation and application, operability of equipment, product durability, resistance to water absorption, and overall costs of operations. In some cases, licensees may be forced to relocate plants and enter into new strategic contracts to address marketing and operational issues. Licensee plant relocations will delay generation of license fees for us. It is not certain how much time our licensees will require for the full resolution of all of these marketing and operational issues.

Our Licensees May Not Qualify for Tax Credits Granted by Congress to Encourage Production of Alternative Fuels
--------------------------------------------------------------------------------

         Section 29 of the Internal Revenue Code provides a tax credit for the production and sale of qualified alternative fuel. Our royalties and chemical sales revenues are ultimately derived from our licensees' ability to manufacture and sell qualified fuels that generate tax credits for the facility owners. The IRS has issued at least 14 private letter rulings to licensees of our technologies covering 19 alternative fuel facilities. These rulings may be modified or revoked by the IRS if the IRS adopts regulations that are different from these rulings. Also, a private letter ruling may not apply if the actual operating practice differs from the information given to the IRS for the ruling. The IRS from time to time reviews taxpayer use of the Section 29 tax credit, including whether there should be restrictions on the availability of such credits. Ultimately, it is within the power of Congress to repeal Section 29. Therefore, tax credits may not be available in the future, which would materially adversely impact us.

         Based upon the language of Section 29 of the tax code and private letter rulings issued by the IRS to us and our licensees, we and our licensees believe the alternative fuel facilities built and completed by June 30, 1998, are eligible for Section 29 tax credits. However, the ability to claim tax credits is dependent upon a number of conditions including, but not limited to, the following:

         o The facilities were constructed pursuant to a binding contract entered into on or before December 31, 1996;

         o All steps were taken for the facility to be considered placed in service on or before June 30, 1998;

         o Manufacturing procedures are applied to produce a significant chemical change and hence a "qualified fuel;"

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

         o        The alternative fuel is sold to an unrelated party; and

         o The owner of the facility is in a tax-paying position and can therefore use the tax credits.

         Licensees are subject to audit by the IRS. The IRS may challenge our licensees on any one of these or other conditions. Also, our licensees may not be in a financial position to claim the tax credits if they are not profitable. In addition, the Section 29 credit is subject to phase-out after the unregulated oil price reaches a certain level, adjusted annually for inflation. The inability of a licensee to claim tax credits could potentially reduce our income from the licensee. See our Form 10-K for fiscal year 2001, "ITEM 1. BUSINESS - Alternative Fuel Tax Credits" for an explanation of the Section 29 tax credits.

We Must Be Able to Develop and Improve Our Alternative Fuel Technologies
-------------------------------------------------------------------------

         We may not be able to develop or refine our technologies to keep up with future alternative fuel requirements. As licensees develop and modify their operations and choices of coal feedstocks, we will need to find new methods, know-how, chemicals, and other techniques to meet licensee and customer demands, such as demands for improved efficiencies, lower costs, and improvements in alternative fuel products, including chemical change and improved physical characteristics.

We Have Significant Competitors
-------------------------------

         Alternative fuels made using our technologies compete with other alternative fuel products as well as traditional fuels. Competition may come in the form of the licensing of the competing technologies to process coal derivatives, the marketing of competitive chemical reagents, the marketing of end products qualifying as synthetic fuel, and the development of alternative fuel projects. We also experience competition from traditional coal and fuel suppliers and natural resource producers, in addition to those companies that specialize in the recycling and upgrading of industrial waste products. These companies may have greater financial, management, and other resources than we have. We may not be able to compete successfully in the future. See our Form 10-K for fiscal year 2001, "ITEM 1. BUSINESS - Competition" for a discussion of the competition in the alternative fuel industry.

Technological Developments by Third Parties Could Increase Our Competition
---------------------------------------------------------------------------

         Alternative fuel sources and the recycling of waste products are the subject of extensive research and development by our competitors. If a competitive technology is developed that greatly increases the demand for waste products or reduces the costs of alternative fuels or other resources, the economic viability of our technologies could be adversely affected.

Sales of Alternative Fuel Production is Uncertain
-------------------------------------------------

         Alternative fuel competes with standard coal products. Many industrial coal users are limited in the amount of alternative fuel product they can purchase from our licensees because they have committed a substantial portion of their coal requirements through long-term contracts. Reliance on spot markets has generally produced different resale prices compared to long-term coal supply contracts in the utility industry. For these and other possible reasons, our licensees' customers may not purchase the alternative fuel products made with our technologies. To date our licensees have secured contracts for the sale of only a portion of their production. We do not know if our licensees will be able to secure market contracts for their alternative fuel product when they reach full production levels.

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

Supply of Sufficient Raw Material for Alternative Fuel Facilities is Not Assured
--------------------------------------------------------------------------------

         Our licensees have not secured all of the raw material needed to operate all of the facilities for the full term of the tax credit. Some of the owners of facilities are moving some of the facilities to sites with better sources of raw materials for operation, causing disruptions in production and consequent reductions in our revenues.

Alternative Fuel Facilities May Not Be Commercially Viable After the Tax Credits Expire
--------------------------------------------------------------------------------

         The alternative fuel facilities that qualify for tax credits under
Section 29 of the code receive economic benefits from the tax credits in addition to the profits, if any, from operations. It is possible that alternative fuel facilities that are not eligible for tax credits cannot be built and operated profitably. Under current law, Section 29 expires December 31, 2007, after which tax credits will not apply to the alternative fuel facilities. If the tax credits are not extended, licensees, in order to remain competitive and commercially viable after 2007, will have to manage their costs of production and feedstock and develop the market for alternative fuel with adequate prices to cover the costs.

Limitation on Protection of Key Intellectual Property
-----------------------------------------------------

         We rely on rights under patent, trade secret, copyright, and trademark law, as well as confidentiality agreements and other security measures to protect our intellectual property. These rights and measures or future rights or measures may not adequately protect our interests in present and future intellectual property. Competitors may successfully contest the validity or scope of our patents or may use concepts and processes that enable them to circumvent our technologies. See our Form 10-K for fiscal year 2001, "ITEM 1. BUSINESS - Proprietary Protection" for a discussion of our intellectual property and its value to us.

Future Acquisitions May Not Be Successful
-----------------------------------------

          In addition to our efforts to develop our technologies in alternative fuel applications, we continue to investigate possible acquisitions of complementary businesses aligned to the chemical, mineral, or energy industries in which we do business. If suitable candidates are not found in these industries, we may pursue possible acquisition candidates in other growing industries where promising financial returns exist. There is no assurance that any future acquisitions will prove to be successful and profitable.

HTI's Technologies May Not Be Commercially Developed and Marketed Profitably
----------------------------------------------------------------------------

         We acquired Hydrocarbon Technologies, Inc. ("HTI") in August 2001. HTI is a company focused on developing and commercializing catalysts and catalytic processes for producing chemicals and converting low-value fossil fuels into high-value alternative fuels. HTI has some foreign operations. HTI has developed and patented several potential processes; however, there can be no assurance that adequate funding will be available to fully develop and successfully commercialize those processes or that they will be marketed profitably.

HTI's Technologies May Infringe on Others' Intellectual Property Rights
-----------------------------------------------------------------------

         HTI has developed and patented several potential processes which form the basis of its business operations. There can be no assurance, however, that HTI in its normal course of operations will not infringe on patents or other intellectual property rights held by other parties.

We are Involved in Significant Litigation
-----------------------------------------

         We are party to some significant legal proceedings. These proceedings will require that we incur substantial costs, including attorneys' fees, managerial time, and other personnel resources and costs. Adverse resolution of these proceedings could have a materially negative effect on such things as (i) potential future revenues from a licensee, (ii) our financial liabilities, and
(iii) the strength of some aspects of our intellectual property in the alternative fuels industry. See our Form 10-K for fiscal year 2001, "ITEM 3. LEGAL PROCEEDINGS" for a description of the material pending legal proceedings.

Facilities Must Comply With Government Environmental Regulations
----------------------------------------------------------------

         The facilities that use our technologies must satisfy government environmental, safety, and other regulations. We or the facility owners may be subject to fines for any violation of regulations due to design flaws, construction flaws, or operational errors. A violation may prevent a facility from operating until the violation is cured. We or our licensees may be liable for environmental damage from facilities not operated within environmental requirements. In addition, changes in air emissions regulations could affect the ability of industrial coal users to burn alternative fuel produced by our licensees.

         HTI's operations are also subject to federal, state, and local environmental regulation. HTI's ordinary course of business involves using its facilities to perform R&D activities, process and recycle oil and to research and develop technologies involving waste coal, oil chemicals, and energy technologies, including liquefaction of coal. As a result, petroleum and other hazardous materials have been and are present on its property. HTI's wholly-owned subsidiary Chemsampco's ordinary course of business involves distillations to purify products, analysis, packaging of chemicals, and the selling, warehousing, and manufacturing of organic chemicals in small research volumes. As a result, hazardous materials have been and are present on Chemsampco's leased property. The possibility exists that regulatory noncompliance or accidental discharges, in spite of safeguards, could create an environmental liability. Therefore HTI's and Chemsampco's operations entail risk of environmental damage and HTI could incur liabilities in the future arising from the discharge of pollutants into the environment or from waste disposal practices. See our Form 10-K for fiscal year 2001, "ITEM 1. BUSINESS - Government Regulation" for a discussion of the principal areas of federal, state and local regulation to which we are subject.

Operations Liability May Exceed Insurance Coverage
--------------------------------------------------

         We are subject to potential operations liabilities, such as injuries to employees or third parties, which are inherent in the manufacturing of industrial products. Although we have obtained casualty and property insurance with the intent of covering these risks, there can be no assurance that our operations will not expose us to operations liabilities beyond our insurance coverage.

No Assurance of Future Profits
------------------------------

         Although we were profitable in our 2000 and 2001 fiscal years, there is no assurance that we will be profitable in the future. We are dependent on the collection of license fees and other payments from licensees for revenue. There is no assurance that recurring royalties and other payments from licensees will continue to be sufficient to meet operating requirements. Potential future operating cost reductions are limited due to our need to work with licensees in order to sustain and increase recurring royalties.

Our Common Stock Price May Continue to be Volatile
--------------------------------------------------

         Our common stock is currently traded on the Nasdaq Stock Market(sm). The market for our common stock has been volatile. Factors such as announcements of production or marketing of alternative fuel from the alternative fuel facilities, technological innovations, new products, competitor announcements, government regulatory action, litigation, patent or proprietary rights developments, changes in analyst coverage or ratings, and market conditions in general could have a significant impact on the future market for our common stock. You may not be able to sell our common stock at or above your purchase price.

No Dividends Are Contemplated in the Foreseeable Future
-------------------------------------------------------

         We have never paid dividends on common stock and do not intend to do so in the foreseeable future. Our ability to pay dividends without approval of our line of credit debtholder is also restricted and prohibited by covenant as long as any debt under our line of credit remains outstanding.

Exercise of Options and Warrants May Dilute Stockholders
--------------------------------------------------------

         We have issued a significant number of options and warrants which can be exercised for shares of common stock. As of November 30, 2001, we have approximately 23,784,000 shares of common stock outstanding (net of shares held in treasury) and approximately 3,431,000 total additional shares are issuable upon the exercise of options and warrants. We would receive cash upon the exercise of options and warrants, but to the extent they are exercised and common stock is issued, current stockholders' interests in us will be diluted.

Dilution of Stockholders Due to Sales of Common Stock and Sale and Conversion of Convertible Securities May Affect Our Ability to Raise Additional Capital
--------------------------------------------------------------------------------

         Sales of common stock and the exercise of options and warrants may have an adverse effect on the trading price of, and market for, our common stock. We may sell or issue common stock or convertible securities in the future at market prices or at prices below the current market price, which issuance would cause dilution to stockholders. If the market value of the common stock decreases significantly, the offering price per share in any future private placements or public offerings may decrease, causing dilution of ownership to other stockholders.

Purpose of this Form 8-K: Headwaters currently has five outstanding effective Forms S-3 (333-67371, 333-79385, 333-85753, 333-34488, and 333-36872) and three outstanding effective Forms S-8 (333-39674, 333-39676, and 333-39678). The
preceding list of risk factors supercedes and replaces the Risk Factors section in the Prospectus of each of these registration statements.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 HEADWATERS INCORPORATED
                                                 Registrant


Date: December 27, 2001                          /s/ Kirk A. Benson
                                                 ------------------------------
                                                 Kirk A. Benson
                                                 Chief Executive Officer and
                                                 Principal Executive Officer

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